UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2022

GREEN GIANT INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34864	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor Hanzhong City Shaanxi Province, PRC 723000
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 091-62622612

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GGE	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2022, 10:00 a.m. Beijing time, Green Giant Inc., (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, a majority of the Company’s shares of common stock represented at the Annual Meeting and voting on each proposal voted to approve the following proposals:

1.	To elect Neng Chen, Jian Zhang, Xinping Li, Rongrong Dai, and Qingfeng Zhou as directors to serve for a one-year term that expires at the next annual meeting of stockholders, or until their successors are elected and qualified or until their earlier resignation or removal;

2.	To ratify the appointment of Wei, Wei & Co., LLP as our independent registered public accountants for the fiscal year ending September 30, 2022;

3.	To authorize and approve the Company’s 2022 Equity Incentive Plan, as amended, (the “Plan” or the “2022 Equity Incentive Plan”); and

2.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation increasing the number of authorized shares of common stock from 50,000,000 shares to 200,000,000 shares (the “Charter Amendment”).

All matters voted on at the Annual Meeting were approved as recommended by the Board of Directors of the Company.  The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below.  The Company’s inspector of election reported the final vote of the stockholders as follows:

	For	Against	Withheld	Abstain
Election of Directors
NENG CHEN	32,134,111	0	472	0
JIAN ZHANG	32,134,111	0	472	0
XINPING LI	32,134,111	0	472	0
RONGRONG DAI	32,134,111	0	472	0
QINGFENG ZHOU	32,127,641	0	6,942	0

Ratification of appointment of independent registered public accounting firm	33,072,502	3,173		16,349

Approval of the Company’s 2022 Equity Incentive Plan	32,117,480	11,993		5,110

Approval of the Charter Amendment	33,063,332	28,582		110

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2022	Green Giant Inc.

	By:	/s/ Neng Chen
Name: Neng Chen
Title: Chief Executive Officer and Chairman